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                                 Exhibit 10(x)

                       GUARANTEE LIFE INSURANCE COMPANY
                          DEFERRED COMPENSATION PLAN
          (As amended and restated effective as of December 1, 1996)


1.   Purpose
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          The Guarantee Life Insurance Company Deferred Compensation Plan (the
"Plan") is an unfunded deferred compensation arrangement established by Guarantee Life Insurance Company (the "Company") to attract, retain and motivate the best qualified management team by providing them with the opportunity to defer receipt of incentive compensation and a portion of salary to some later period and by providing them with the opportunity to obtain the economic benefits of stock ownership on a tax-deferred basis.

2.   Definitions
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          Unless the context requires otherwise, the following words as used in the Plan shall have the meanings set forth below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

          (a) "Account" shall mean an Individual's Interest Account and Stock Account.

          (b) "Applicable Interest Rate" shall mean for any period the rate of interest payable to employees of the Company on a Guarantee Life Insurance Company Individual Retirement Annuity for the then current year, as determined by the Plan Administrator in its discretion.

          (c)  "Board" shall mean the Board of Directors of the Company.

          (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Common Stock" shall mean the common stock of the Parent, par value $0.01 per share.

          (f)  "Company" shall mean Guarantee Life Insurance Company.

          (g) "Fair Market Value" shall mean, on any date, the closing price of a Share of Common Stock as reported for such day on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"). In the event that there are no Commn Stock transactions reported on such date, Fair Market Value shall mean
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the closing price on the immediately preceding date on which Common Stock transactions were so reported.

          (h) "Interest Account" shall mean a memorandum account established to record the deferral of certain compensation otherwise payable to an Individual which shall be credited with a fixed return during the period of deferral.

          (i) "Individual" shall mean a key management employee of the Company selected by the Plan Administrator as eligible to participate in the Plan.

          (j)  "Parent" shall mean The Guarantee Life Companies Inc.

          (k) "Plan" shall mean the Guarantee Life Insurance Company Deferred Compensation Plan.

          (l) "Plan Administrator" shall mean the Board or a duly appointed committee of the Board consisting of two or more members, each of whom is not an employee of the Company, the Parent or any of their subsidiaries.

          (m)  "Share" shall mean a share of Common Stock.

          (n) "Stock Account" shall mean a memorandum account established to record the deferral of certain compensation otherwise payable to an Individual which shall be invested in notional Shares.

3.   Administration
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          (a)  Administration.  This Plan shall be administered by the Plan
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Administrator.  The Plan Administrator may from time to time establish rules for the administration of this Plan that are not inconsistent with the provisions of this Plan. The Plan Administrator shall have full authority to interpret and administer the Plan, to establish, amend and rescind rules for carrying out the Plan and to take all other actions that it deems necessary or desirable for administering the Plan.

          (b)  Finality of Determination.  Each determination, interpretation or
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other action made or taken by the Plan Administrator as to any questions arising under this Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons.

          (c)  Agents and Expenses.  The Plan Administrator may appoint agents
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or employ legal counsel or consultants to assist in the administration of the
Plan. The cost of payment from this Plan and the expenses of administering the Plan including, without limitation, expenses for the engagement of any counsel, consultant or agent, shall be borne by the Company.

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          (d)  Tax Withholding.  To the extent required by the law in effect at
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the time payments are made, the Plan Administrator shall withhold from payments made hereunder any taxes required to be withheld from an employee's wages for the federal or any state or local government.

          (e)  Indemnification.  No member or former member of the Board or any
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committee designated by the Board to act as the Plan Administrator or an agent designated pursuant to Section 3(c) shall be liable for any action or determination made in good faith with regard to the Plan. To the maximum extent permitted by applicable law, each member or former member of the Board or any committee acting as the Plan Administrator or any designated agent shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's willful misconduct.

4.   Shares; Adjustment Upon Certain Events
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          Shares to be issued under the Plan may consist, in whole or in part, of treasury Shares or authorized but unissued Shares not reserved for any other purpose. The aggregate number of Shares that may be issued under the Plan shall not exceed 600,000 Shares, except as provided in this Section. In the event of any Share dividend or Share split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to stockholders (other than ordinary cash dividends), exchange of Shares, or other similar corporate change, the aggregate number of Shares available shall be appropriately adjusted by the Board and the Board's determination shall be conclusive, provided that any
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fractional Shares resulting from any such adjustment shall be disregarded.

5.   Deferred Compensation Program
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          (a)  Deferral Election.  On or before December 31 of any given
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calendar year (or such earlier or later date as the Plan Administrator shall determine), an Individual may, by written notice to the Secretary of the Company, elect to defer:

          (i) all or any part of an incentive award expected to be payable to such Individual under the Company's Incentive Compensation Plan in respect of services to be performed in the immediately following calendar year, and/or

          (ii) up to 50 percent of the salary which would otherwise be payable with respect to services to be performed in the immediately following calendar year.

Any person who shall become an Individual during the calendar year may elect, not later than the 30th day after his or her employment commences, to defer payment of all or any part of an incentive award which would otherwise be payable in respect of services to be

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performed in such year and up to 50 percent of his or her salary for the portion of such calendar year following such election. Any amounts payment of which is deferred hereunder shall be credited, in whole or in part, to an Interest
Account or a Stock Account, as elected by the Individual.

     (b)  Form and Duration of Deferral Election.  A deferral election shall be
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made by written notice filed with the Secretary of the Company.  The election shall apply to the calendar year for which it is made and for all subsequent calendar years, unless and until the Individual revokes or modifies such election by written notice filed with the Secretary of the Company. Any such revocation or modification of a deferral election shall become effective as of the end of the calendar year in which such notice is given and only with respect to an incentive award payable thereafter and any salary payable for services thereafter. Amounts credited to the Individual's Accounts prior to the effective date of any such revocation or modification of a deferral election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of the Plan. An Individual who has revoked an election to participate in the Plan may file a new election to defer compensation in accordance with the provisions of Section 5(a).

     (c)  Investment Elections for Deferred Amounts.  At the time an Individual
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elects to defer receipt of an incentive award and/or salary pursuant to Section
5(a), the Individual shall designate in writing the portion of such award and/or salary, stated as a whole percentage, to be credited to the Interest Account and the portion to be credited to the Stock Account. If an Individual fails to notify the Secretary as to how to allocate any compensation between the two Accounts, 100 percent of such compensation shall be credited to the Interest Account. By written notice to the Secretary of the Company, an Individual may change the manner in which an incentive award payable after the end of such calendar year or any salary payable with respect to services to be rendered after the end of such calendar year are allocated among the Accounts. Notwithstanding the foregoing, all amounts credited under the Plan in respect of periods prior to January 1, 1997, shall be credited to the Interest Account.

     (d)  Interest Account.  Any compensation allocated to the Interest Account
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pursuant to this Section 5 shall be credited to the Interest Account as of the date such compensation would have been paid to the Individual. Any amounts credited to the Interest Account shall be credited with interest on the last day of each month in which there is an account balance. The amount to be credited as interest shall be equal to the product of such amounts and the Applicable Interest Rate.

     (e)  Stock Account.  Any compensation allocated to the Stock Account
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pursuant to this Section 5 shall be deemed to be invested in a number of notional Shares of the Parent (the "Units") equal to the quotient of (i) such compensation divided by (ii) the Fair Market Value on the date the compensation then being allocated to the Stock Account would otherwise have been paid. Fractional Units shall be credited, but shall be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down. Whenever a dividend other than a

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dividend payable in the form of Shares is declared with respect to the Shares, the number of Units in the Individual's Stock Account shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in the Individual's Stock Account on the related dividend record date and
(B) the amount of any cash dividend declared on a Share (or, in the case of any dividend distributable in property other than the Shares, the per share value of such dividend, as determined for purposes of income tax reporting) by (ii) the Fair Market Value on the related dividend payment date. In the case of any dividend declared on Shares which is payable in Shares, the Individual's Stock Account shall be increased by the number of Units equal to the product of (i) the number of Units credited to the Individual's Stock Account on the related dividend record date and (ii) the number of Shares (including any fraction thereof) distributable as a dividend on a Share. In the event of any change in the number or kind of outstanding Shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the Shares, other than a stock dividend as provided above, the Plan Administrator shall make an appropriate adjustment in the number of Units credited to the Individual's Stock Account.

     (f)  Transfer Between Accounts.  Notwithstanding anything else contained in
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the Plan to the contrary, effective as of the first business day in January in each calendar year after 1996, an Individual may, by an election filed with the Secretary on or before the immediately preceding December 31, transfer all or any portion of the amount credited as of the date of such transfer from the Interest Account to the Stock Account. Any such transfer to the Stock Account shall be effected based on the Fair Market Value of a Share on the effective date of such transfer.

     (g)  Distribution from Accounts.  At the time an Individual makes a
          --------------------------
deferral election pursuant to Section 5(b), the Individual shall also file with the Secretary of the Company a written election (a "Distribution Election") with respect to whether such distribution shall be in one lump sum payment or in such number of equal semi-annual or annual installments (not to exceed fifteen) as the Individual may designate, provided that, any distribution made on account of
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an Individual's termination of employment other than for Normal or Early retirement (as defined in Section 5(h) below) shall be made in a lump sum, and provided further that, if an Individual dies prior to the payment of all or a
---------------------
portion of any amount payable under the Plan, the balance of the amount shall be payable in a lump sum to the beneficiaries designated under Section 6 hereof. Subject to the limitations contained in the immediately preceding sentence, an Individual may at any time, and from time to time, change any Distribution Election applicable to his or her Accounts, provided that no election to change
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the timing of any distribution shall be effective unless it is made in writing and received by the Secretary of the Company at least one full calendar year prior to the earliest occurrence of one of the events described in Section 5(h) below. All distributions in respect of the amounts credited to the Individual's Stock Account shall be made in Shares, except that any fractional Unit shall be paid in cash. All distributions in respect of the Interest Account shall be paid in cash.

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     (h)  Payment of Plan Distributions.  Unless the Plan Administrator, in its
          -----------------------------
sole discretion, determines that distributions shall commence at a later date, any distribution to be made hereunder, whether in the form of a lump sum payment or installments, shall commence within 90 days after the earliest to occur of the following

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events:  (i) the Individual's retirement at age 65 ("Normal Retirement"); (ii)
the Individual's retirement at age 55 with 10 years of service ("Early Retirement"); (iii) the Individual's termination of employment; or (iv) the Individual's death. If an Individual fails to specify in accordance with Section 5(g) that a distribution shall be made in a lump sum payment or a number of installments, such distribution shall be made in a lump sum payment. In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each subsequent calendar year until the entire amount subject to such installment Distribution Election shall have been paid. The amount of any such installment payment shall be equal to the value of the Individual's Account immediately prior to such installment payment, multiplied by a fraction, the numerator of which is one (a) and the denominator of which is the number of installments (including the current installment) remaining to be paid.

6.   Beneficiary
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          (a)  Designation of Beneficiary.  The Individual shall designate a
               --------------------------
beneficiary or beneficiaries who, upon the Individual's death, are to receive the amounts that otherwise would have been paid to the Individual. The designation shall be effective only if and when delivered to the Secretary of the Company during the lifetime of the Individual. The Individual may also change his or her beneficiary or beneficiaries by a signed, written instrument delivered to the Secretary of the Company. The payment of deferred amounts shall be in accordance with the last unrevoked written designation of beneficiary that has been signed and received by the Secretary of the Company prior to the Individual's death.

          (b)  Death of Beneficiary.  In the event that all of the beneficiaries
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named in Section 6(a) predecease the Individual, the amounts that otherwise would have been paid to the Individual shall be paid to the Individual's estate, and in such event the term "beneficiary" shall include his or her estate.

          (c)  Ineffective Designation.  In the event the Individual does not
               -----------------------
designate a beneficiary, or if for any reason such designation is ineffective in whole or in part, the amounts that otherwise would have been paid to the Individual shall be paid to the Individual's estate, and in such event the term "beneficiary" shall include his or her estate.

7.   Nontransferability
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          In no event shall the Company make any payment under this Plan to any assignee or creditor of the Individual or his or her beneficiary. Prior to the time of a payment hereunder, the Individual or his or her beneficiary shall have no right by way of anticipation or otherwise to assign or otherwise dispose of any interest under this Plan, nor shall rights be assigned or transferred by operation of law.

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8.   Merger, Consolidations or Acquisition
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          In the event of a merger, consolidation or acquisition of the Company or the Parent where the Company or the Parent is not the surviving corporation after the reorganization, the Individual's Interest Account and Stock Account shall become immediately payable in full in a lump sum, subject only to tax withholding requirements, unless the surviving corporation shall elect to continue and carry on the Plan.

9.   Amendment and Termination
     -------------------------

          The Company expects the Plan to be permanent but does hereby reserve the right to amend, modify or terminate the Plan at any time by action of the Board; provided that no termination, amendment or modification of the Plan may,
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without the consent of an Individual, alter or impair the rights and obligations arising with respect to any amount then credited to an Individual's Accounts.

10.  General Provisions
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          (a)  No Right to Specific Assets.  Nothing contained in the Plan and
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no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Participant, the executor, administrator or other personal representative or designated beneficiary of such Individual, or any other persons. To the extent that any Individual or his or her executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured creditor of the Company.

          (b)  Rights as a Shareholder.  An Individual shall have no rights as a
               -----------------------
shareholder with respect to any Shares until he or she shall have become the holder of record of such Shares.

          (c)  Non-Exclusivity.  The adoption of the Plan by the Board shall not
               ---------------
be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of stock options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific instances.

          (d)  Issuance of Stock Certificates; Legends; Listing.  Upon the
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issuance of Shares in accordance with the terms hereof, a certificate or certificates for the Shares shall be issued in the name of the person or persons receiving such Shares and shall be delivered to or upon the order of such person or persons. Certificates for Shares shall bear such legend or legends as the Board, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the

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registration requirements of the Securities Act, or to implement the provisions of any agreements between the Company and the Individual with respect to such Shares. If at any time the Board shall determine in its discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

     (e)  Severabililty of Provisions.  If any provision of the Plan shall be
          ---------------------------
held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.

     (f)  Headings and Captions.  The headings and captions herein are provided
          ---------------------
for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

     (g)  Controlling Law.  The Plan shall be construed and enforced according
          ---------------
to the laws of the State of Nebraska.



Executed at Omaha, Nebraska, this
12th day of December, 1996.


                                                GUARANTEE LIFE INSURANCE COMPANY


                                                By:   Mary G. Rahal
                                                      -------------

                                                Its:  Senior Vice President
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